                                 SCHEDULE 14A
                                (Rule 14a-101)

                   INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )


    Filed by the registrant [X]

    Filed by a party other than the registrant [ ]

    Check the appropriate box:

    [ ] Preliminary proxy statement    [ ] Confidential, for Use of the
                                           Commission Only (as permitted by
                                           Rule 14a-6(e)(2))
    [X] Definitive proxy statement

    [ ] Definitive additional materials

    [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                      Perpetual Midwest Financial, Inc.
- - -------------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)



- - -------------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

    [x] $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
or Item 22(a)(2) of Schedule 14A.

    [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

    [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

- - --------------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

- - --------------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

- - --------------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

- - --------------------------------------------------------------------------------

    (5) Total fee paid:

- - --------------------------------------------------------------------------------

    [ ] Fee paid previously with preliminary materials.

- - --------------------------------------------------------------------------------

    [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:

- - --------------------------------------------------------------------------------

    (2) Form, schedule or registration statement no.:

- - --------------------------------------------------------------------------------

    (3) Filing party:

- - --------------------------------------------------------------------------------

    (4) Date filed:

- - --------------------------------------------------------------------------------

                 [PERPETUAL MIDWEST FINANCIAL, INC. LETTERHEAD]





                               September 25, 1996





Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Perpetual Midwest Financial, Inc. (the "Company"), we cordially invite you to attend the Annual Meeting of Stockholders of the Company. The meeting will be held at 11:00 a.m., Cedar Rapids, Iowa time, on October 25, 1996 at AEGON, U.S.A. - Life Investors Insurance Company of America located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52402. This annual meeting will include management's report to you on the Company's 1996 financial and operating performance.

         An important aspect of the annual meeting process is the annual stockholder vote on corporate business items. I urge you to exercise your rights as a stockholder to vote and participate in this process. This year you are asked to vote on the election of two directors and the ratification of the appointment of auditors. The Board has carefully considered each of these proposals and unanimously recommends that you vote for each of the proposals.

         We encourage you to attend the Meeting in person. Whether or not you plan to attend, however, PLEASE READ THE ENCLOSED PROXY STATEMENT AND THEN COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTPAID RETURN ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the Meeting.

         Your Board of Directors and management are committed to the continued success of Perpetual Midwest Financial, Inc., and the enhancement of your investment. As President and Chief Executive Officer, I want to express my appreciation for your confidence and support.


                                           Very truly yours,



                                           /s/ James L. Roberts
                                           JAMES L. ROBERTS
                                           President and Chief Executive Officer

                       PERPETUAL MIDWEST FINANCIAL, INC.
                             700 First Avenue, N.E.
                           Cedar Rapids, Iowa  52407
                                 (319) 366-1851

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be Held on October 25, 1996



         Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Perpetual Midwest Financial, Inc. (the "Company") will be held at AEGON, U.S.A. - Life Investors Insurance Company of America located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa on October 25, 1996 at 11:00 a.m., Cedar Rapids, Iowa time.

         A Proxy Card and a Proxy Statement for the Meeting are enclosed.

         The Meeting is for the purpose of considering and acting upon:

         1.      The election of two directors of the Company;

         2. The ratification of the appointment of Crowe, Chizek and Company as auditors for the Company for the fiscal year ending June 30, 1997; and

such other matters as may properly come before the Meeting, or any adjournments thereof. The Board of Directors is not aware of any other business to come before the Meeting.

         Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on August 31, 1996 are the stockholders entitled to vote at the Meeting, and any adjournments or postponements thereof. A complete list of stockholders entitled to vote at the Meeting will be available for stockholders at the offices of the Company during the ten days prior to the Meeting, as well as at the Meeting.

         You are requested to complete and sign the enclosed form of Proxy which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                           By Order of the Board of Directors




                                           /s/ James L. Roberts
                                           James L. Roberts
                                           President and Chief Executive Officer

Cedar Rapids, Iowa
September 25, 1996



IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A PRE-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                                PROXY STATEMENT

                       PERPETUAL MIDWEST FINANCIAL, INC.
                             700 First Avenue, N.E.
                           Cedar Rapids, Iowa  52407
                                 (319) 366-1851

                         ANNUAL MEETING OF STOCKHOLDERS
                                October 25, 1996


         This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Perpetual Midwest Financial, Inc. (the "Company") of proxies to be used at the Annual Meeting of Stockholders of the Company (the "Meeting") which will be held at the offices of AEGON, U.S.A. - Life Investors Insurance Company of America located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa on October 25, 1996 at 11:00 a.m., Cedar Rapids, Iowa time, and all adjournments of the Meeting. The accompanying Notice of Meeting, proxy and this Proxy Statement are first being mailed to stockholders on or about September 25, 1996. Certain information provided herein relates to Perpetual Savings Bank, FSB (the "Bank"), a wholly owned subsidiary and predecessor of the Company.

         At the Meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors of the Company and to ratify the appointment of Crowe, Chizek and Company as the Company's auditors for the fiscal year ending June 30, 1997.

VOTING RIGHTS AND PROXY INFORMATION

         All shares of Company common stock ("Common Stock") represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted for the nominee and the adoption of the proposals set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy will have the discretion to vote on such matters in accordance with their best judgment.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the stockholders. Proxies marked as abstaining with respect to a proposal have the same effect as votes against the proposal. Broker non-votes have no effect on the vote. One-third of the shares of the Company's Common Stock present, in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

         A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Robert H. O'Meara, Secretary, Perpetual Midwest Financial, Inc., 700 First Avenue, N.E., Cedar Rapids, Iowa 52407.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         Stockholders of record as of the close of business on August 31, 1996 will be entitled to one vote for each share then held. As of that date, the Company had 1,916,897 shares of Common Stock issued and outstanding. The following table sets forth information regarding share ownership of: (i) those persons or entities known by management to beneficially own more than five percent of the Company's Common Stock and (ii) all directors and officers as a group.

                                                      Shares Beneficially                     Percent of
        Beneficial Owners                                    Owned                               Class
- - ---------------------------------                     -------------------                     -----------
Perpetual Midwest Financial, Inc.                          150,398                                7.85%
Employee Stock Ownership and
401(k) Profit Sharing Plan
700 First Avenue, N.E.
Cedar Rapids, Iowa  52407(1)

Directors and executive officers                           109,475                                5.71
of the Company and the Bank
as a group (10 persons)(2)


- - -------------
(1) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 67,893 of which were allocated to accounts of participants. First Bankers Trust Company, N.A., of Quincy, Illinois, as the trustee of the ESOP, may be deemed to beneficially own the shares held by the ESOP which have not been allocated to the accounts of participants. Pursuant to the terms of the ESOP, participants in the ESOP have the right to direct the voting of shares allocated to participant accounts.
(2) Includes shares held directly, as well as jointly with family members or held by trusts, with respect to which shares the group members may be deemed to have sole or shared voting and investment power. This amount includes awards of 53,984 shares of restricted stock under the Company's Recognition and Retention Plan ("RRP") to directors and executive officers and no shares of Common Stock allocated to executive officers under the Company's ESOP. The amount reported above also excludes options to purchase 186,547 shares of Common Stock granted to directors and executive officers under the Company's Stock Option Plan.


                       PROPOSAL I - ELECTION OF DIRECTORS


GENERAL

         The Company's Board of Directors is currently composed of six members, each of whom is also a director of the Bank. Directors are generally elected to serve for three-year terms or until their respective successors are elected and qualified. The directors are divided into three classes, and approximately one-third of the directors are elected annually.

         The table below sets forth certain information regarding the composition of the Company's Board of Directors, including each director's term of office. The Board of Directors acting as the nominating committee has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting FOR the election of the nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend.
At this time, the Board of Directors knows of no reason why either nominee might be unable to serve if elected. Except as disclosed herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which the nominee was selected.

                                                                                        Shares of
                                                                                       Common Stock
                                                                  Director  Term to    Beneficially   Percent
          Name         Age(1)  Position(s) Held in the Company    Since(2)   Expire     Owned(3)      of Class
- - --------------------   ------  -------------------------------    --------  -------    ------------   --------
                                                   NOMINEES
Robert C. Tilden         68   Director                              1973      1999        12,706      .66%
Douglas E. Anderson      51   Director                              1986      1999         7,202      .38

                                  DIRECTORS CONTINUING IN OFFICE

William C. Fletcher      70   Chairman of the Board                 1967      1998        12,741      .66
Eugene J. Dowie          65   Director                              1984      1998        14,574      .76
James L. Roberts         53   Director, President and Chief         1993      1997        37,255     1.94
                               Executive Officer
Robert H. O'Meara        77   Director and Secretary                1993      1997         2,624      .14

- - --------------
(1)      At June 30, 1996.
(2)      Includes service as a director of the Bank.
(3) Amounts include shares held directly and jointly with family members, shares allocated to listed individuals under the ESOP, and shares which are held in retirement accounts, or by certain members of the named individuals' families, or held by trusts of which the named individual is a trustee or substantial beneficiary, with respect to which shares the respective directors may be deemed to have sole or shared voting and/or investment power. Amounts also include restricted stock awards granted to directors Fletcher, Tilden, Dowie, Anderson and O'Meara of 7,741, 6,624, 4,574, 4,202 and 1,656 shares, respectively, and to Mr. Roberts of 15,111 shares over which such individuals have voting but no dispositive power. The amount reported above excludes options to purchase 186,547 shares of Common Stock granted to directors and executive officers under the Company's Stock Option Plan.


         The principal occupation of each director of the Company is set forth below. All directors have held their present position for at least five years unless otherwise indicated.

         Robert C. Tilden - Mr. Tilden has been a member of the Company's Board of Directors since its formation and of the Bank's Board of Directors since 1973. In recent years until his retirement, Mr. Tilden also served as the Bank's general counsel. Until 1989, Mr. Tilden was a general partner in the law firm of Simmons, Perrine, Albright and Ellwood located in Cedar Rapids, Iowa.

         Douglas E. Anderson - Mr. Anderson has served on the Company's Board of Directors since its formation and of the Bank's Board of Directors since 1986. He and his family have extensive real estate holdings in Iowa. Since 1992, Mr. Anderson has served as President of Fidler, Inc., one of Indiana's largest ready mix concrete companies employing 180 people and located in Goshen, Indiana. He is also a director of Advance Mixer, Inc. in Fort Wayne, Indiana, and serves as a director of National Aggregates Association and Indiana Mineral Aggregates Association.

         William C. Fletcher - Mr. Fletcher has been a member of the Company's Board of Directors since its formation. He has also served as a member of the Bank's Board of Directors since 1967. Mr. Fletcher has served as Chairman of the Board since 1988. Mr. Fletcher is a former director of Mid American Energy Company. Mr. Fletcher is currently retired. Until 1991, he was the owner/President of Rapids Chevrolet, a Chevrolet Dealership located in Cedar Rapids, Iowa.

         Eugene J. Dowie - Mr. Dowie has served on the Company's Board of Directors since its formation and of the Bank's Board of Directors since 1984. Mr. Dowie is the former owner of Dowie Outdoor Advertising in Cedar Rapids, Iowa, a company he owned from 1973 to 1996. Mr. Dowie is also the owner and member of the Board of Directors of Radio Station KMRY-AM located in Cedar Rapids.

         James L. Roberts - Mr. Roberts has served as President and Chief Executive Officer of the Company since its formation and of the Bank since September 1993. From 1990 to 1993, Mr. Roberts served as an Executive Vice President and as Director of Corporate Finance for Kemper Securities, Inc. Mr. Roberts has extensive banking experience since the mid-1960s, including serving as the President and Chief Executive Officer of First Bank Milwaukee from 1987 to 1990. Mr. Roberts received his B.S. degree in Business Administration and Economics and his M.B.A. degree in International Business and Economics from Indiana University in 1964 and 1966, respectively.

         Robert H. O'Meara - Mr. O'Meara has served on the Company's Board of Directors since its formation and of the Bank's Board of Directors in September, 1993. Prior to joining the Bank, Mr. O'Meara was employed by Merchants National Bank of Cedar Rapids from 1961 until his retirement in 1984. While at Merchants National, Mr. O'Meara served in a variety of positions including Senior Lending Officer and Executive Vice President. Mr. O'Meara also served as a director of Merchants National from 1971 to 1989.

MEETINGS AND COMMITTEES OF THE BOARDS OF DIRECTORS

         Meetings and Committees of the Company. Meetings of the Company's Board of Directors are generally held on a monthly basis. For the fiscal year ended June 30, 1996, the Board of Directors met 12 times. During the 1996 fiscal year, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which they served. The Company's directors are not paid a fee for their services as directors.

         The Board of Directors of the Company has standing Audit, Stock Option and RRP Committees.

         The Company's Audit Committee is responsible for the review of the Company's annual audit report prepared by the Company's independent auditors. The review includes a detailed discussion with the auditors and recommendation to the full Board concerning any action to be taken regarding the audit. All non-employee directors of the Company serve on this Committee, which met four times during fiscal 1996.

         The Stock Option Committee is composed of all non-employee directors of the Company. This committee is responsible for administering the Company's Stock Option Plan and reviews compensation and benefit matters. This committee did not meet during the fiscal year ended June 30, 1996.

         The RRP Committee consisting of all non-employee directors of the Company is responsible for administering the Recognition and Retention Plan. The committee did not meet during fiscal 1996.

         The entire Board of Directors acts as a nominating committee for selecting nominees for election as directors. Nominations of persons for election to the Board of Directors may be made only by or at the direction of the Board of Directors or by any stockholder entitled to vote for the election of directors who complies with the notice procedures set forth in the Bylaws of the Company. Pursuant to the Company's Bylaws, nominations by stockholders must be delivered in writing to the Secretary of the Company at least 30 days prior to the date of the annual meeting.

         Meetings and Committees of the Bank. The Bank's Board of Directors meets monthly and may have additional special meetings upon the written request of the Chairman of the Board or at least three directors. The Board of Directors met 19 times during the fiscal year ended June 30, 1996. During fiscal 1996, no incumbent director of the Bank attended fewer than 75% of the aggregate of the total number of Board meetings and the total number of meetings held by the committees of the Board of Directors on which he served. All directors are paid a fee of $600 for each regular meeting and $300 for each special meeting, including committee meetings, plus a $1,250 per quarter base fee. Board members who are employees of the Bank receive no fee for their service on the Board or any committees. The committees of the Company also serve as the Bank's committees.

EXECUTIVE COMPENSATION

         The Company has not paid any compensation to its executive officers since its formation nor does the Company presently anticipate paying any compensation to such persons. The following table sets forth information regarding the compensation paid by the Bank to its Chief Executive Officer. No other officers earned in excess of $100,000 during fiscal 1996.

- - ----------------------------------------------------------------------------------------------------------------------------------
                                                           Summary Compensation Table
- - ----------------------------------------------------------------------------------------------------------------------------------
                                                                Annual Compensation                Loan Term
                                                                                              Compensation Awards
- - -----------------------------------------------------------------------------------------------------------------
                                                                                             Restricted
                                                                                 Other          Stock                All Other
                                                Fiscal                           Annual         Award    Options/   Compensation
        Name and Principal Position             Year   Salary($)  Bonus($)   Compensation($     ($)      SARs(#)        ($)
- - ----------------------------------------------------------------------------------------------------------------------------------
        James L. Roberts, President             1996   $175,000   $17,500      $9,972          $ ---       ---        $  ---
        and Chief Executive Officer .........   1995    175,000    17,500       5,971            ---       ---           ---
                                                1994    175,000      ---         ---         151,110(1) 41,400(2)        ---

- - --------------
(1) Represents the dollar value of the award of 15,111 shares of the Company's Common Stock pursuant to the RRP granted during fiscal 1995. The shares of restricted stock vest in five equal installments, with the first installment vesting on September 30, 1994, and each additional installment vesting after the end of each subsequent twelve month period, provided Mr. Roberts maintains continuous service (as defined in the RRP) with the Bank. The market price on the date of grant was $10.00 per share.
(2) Represents an incentive stock option to purchase 41,400 shares of the Company's Common Stock awarded to Mr. Roberts under the Stock Option Plan during fiscal 1994.

         No stock options or stock appreciation rights were granted during fiscal 1996. The following table provides information as to stock options exercised and the value of the options held by the Company's Chief Executive Officer on June 30, 1996.


                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END
                                           OPTION VALUES
   --------------------------------------------------------------------------------------------------
                                                                                   Value of
                                                        Number of                 Unexercised
                                                       Unexercised               In-the-Money
                                                        Options at                Options at
                                                      FY-End (#)(1)              FY-End ($)(2)
                                                -----------------------------------------------------
                         Shares
                       Acquired on    Value
                         Exercise    Realized   Exercisable Unexercisable  Exercisable  Unexercisable
         Name              (#)         ($)          (#)          (#)           ($)           ($)
   ------------------- ------------ ----------  ----------- -------------- ------------ -------------
   James L. Roberts        ---         $---       16,560        24,840     $128,340        $192,510
   ------------------- ------------ ----------  ----------- -------------- ------------ -------------


- - --------------
(1) Represents an option to purchase Common Stock awarded to the Company's Chief Executive Officer.
(2) Represents the aggregate market value (market price of the Common Stock less the exercise price) of the option granted based upon the closing price of $17.75 per share of the Common Stock as reported on the NASDAQ National Market on September 3, 1996.


EMPLOYMENT AGREEMENTS

         The Bank has an employment agreement with David Lodge, the Bank's Executive Vice President and Chief Lending Officer, at his current salary. The employment contract has been approved by the Office of Thrift Supervision (the "OTS"). The employment agreement became effective upon completion of the Conversion and provides for an annual base salary in an amount not less than the employee's then-current salary and a term of three years. The agreement provides for termination upon the employee's death, for cause or in certain events specified by OTS regulations. The employment agreement is also terminable by the employee upon 90 days notice to the Bank.

         In addition, the Bank currently has an employment contract with James
L. Roberts, the Bank's President and Chief Executive Officer. The employment contract has been approved by the OTS. The employment contract provides for an annual base salary of $175,000 and an initial term of three years. The agreement provides for annual extensions of one year, in addition to the then-remaining term under the agreement, on each anniversary of the effective date of the agreement, subject to a formal performance evaluation performed by disinterested members of the Bank's Board of Directors. The agreement provides for termination of the employee for cause and the agreement is terminable by the employee upon 30 days written notice to the Bank.

         Mr. Roberts' agreement provides for payment of his salary for the remaining term of the agreement in the event he is "involuntarily terminated." For purposes of the employment agreement, the term "involuntarily terminated" is defined to include (i) termination for other than cause, (ii) suspension or removal of the employee by the federal banking regulators, (iii) default by the Bank on certain obligations, (iv) termination of the agreement by the OTS, or
(v) termination by reason of death or disability.

         Based on his current salary, if Mr. Roberts had been terminated as of June 30, 1996, under circumstances entitling him to severance pay as described above, he would have been entitled to receive a lump sum cash payment of approximately $525,000.

CERTAIN TRANSACTIONS

         The Bank has followed a policy of granting loans to eligible directors, officers, employees and members of their immediate families for the financing of their personal residences and for consumer purposes. All outstanding loans have been made in the ordinary course of business and on the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions and did not involve more than the normal risk of collectability.

         All loans by the Bank to its senior officers and directors are subject to OTS regulations restricting loans and other transactions with affiliated persons of the Bank. Under applicable law, all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. At June 30, 1996 the Bank had no preferential loans to affiliates.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than 10% of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

         To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, during the fiscal years ended June 30, 1996, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10 percent beneficial owners were complied with, with the exception of the omission of certain shares from one Statement of Changes in Beneficial Ownership of Securities on Form 4 filed by Executive Officer Brown, which omission was subsequently corrected.


           PROPOSAL II - RATIFICATION OF THE APPOINTMENT OF AUDITORS


         The Board of Directors has renewed the Company's arrangement for Crowe, Chizek and Company to be its auditors for the 1997 fiscal year, subject to the ratification of the appointment by the Company's stockholders. A representative of Crowe, Chizek and Company is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.


         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF CROWE, CHIZEK AND COMPANY AS THE COMPANY'S AUDITORS FOR THE FISCAL YEAR ENDING JUNE 30, 1997.


                             STOCKHOLDER PROPOSALS

         In order to be eligible for inclusion in the Company's proxy materials for the next Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office, 700 First Avenue, N.E., Cedar Rapids, Iowa no later than May 29, 1997. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.


                                 OTHER MATTERS

         The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matter should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

         The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and/or the Bank may solicit proxies personally or by telegraph or telephone without additional compensation.


                                           BY ORDER OF THE BOARD OF DIRECTORS



                                           /s/ James L. Roberts
                                           James L. Roberts
                                           President and Chief Executive Officer


Cedar Rapids, Iowa
September 25, 1996

                                REVOCABLE PROXY

                       PERPETUAL MIDWEST FINANCIAL, INC.
                         ANNUAL MEETING OF STOCKHOLDERS

                                October 25, 1996

      The undersigned hereby appoints the Board of Directors of Perpetual Midwest Financial, Inc. (the "Company"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held on October 25, 1996 at the AEGON, U.S.A. - Life Investors Insurance Company of America located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, at 11:00 a.m., Cedar Rapids, Iowa time, and at any and all adjournments thereof, as follows:

I.    The election as directors of all nominees listed below.


           / / FOR            / / WITHHELD


      INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

                   ROBERT C. TILDEN      DOUGLAS E. ANDERSON


II. The ratification of the appointment of Crowe, Chizek and Company as auditors of the Company for the fiscal year ending June 30, 1997.


           / / FOR        / / AGAINST         / / ABSTAIN


      In their discretion, the proxies are authorized to vote on such other matters as may properly come before the Meeting or any adjournment thereof.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE LISTED PROPOSALS.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE
SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this Proxy, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company, prior to the execution of this Proxy, of Notice of the Annual Meeting, a Proxy Statement dated September 25, 1996 and the Company's Annual Report to Stockholders for the fiscal year ended June 30, 1996.



Dated:
       --------------------------                  ----------------------------
                                                   SIGNATURE OF STOCKHOLDER


                                                   ----------------------------
                                                   SIGNATURE OF STOCKHOLDER



Please sign exactly as your name(s) appear(s) above on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


            PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.